UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 29, 2018

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004 +1 (646) 654-5000		Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom +1 (646) 654-5000

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2018, Nielsen Finance LLC (“Nielsen Finance”), a wholly-owned subsidiary of Nielsen Holdings plc, entered into Amendment No. 4 (“Amendment No. 4”) relating to its Fourth Amended and Restated Credit Agreement, dated as of April 22, 2014, by and among Nielsen Finance, the other borrowers party thereto, the guarantors party thereto, the lenders and agents party thereto from time to time, and Citibank, N.A., as administrative agent (as amended prior to June 29, 2018, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended pursuant to Amendment No. 4, is referred to herein as the “Amended Credit Agreement.” Among other things, Amendment No. 4 permits Nielsen Finance and the other borrowers to obtain certain credit facilities under the Amended Credit Agreement that refinance or replace existing credit facilities under the Amended Credit Agreement.

On June 29, 2018, following effectiveness of Amendment No. 4, Nielsen Finance, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as administrative agent, entered into an Amendment Agreement to amend and restate the Amended Credit Agreement. The Amended Credit Agreement, as amended and restated pursuant to the Amendment Agreement, is referred to herein as the “Amended and Restated Credit Agreement.”

Among other things, the Amendment Agreement provides for: (i) refinancing and replacing the existing Tranche A Revolving Credit Facility with a new Tranche A Revolving Credit Facility having commitments in an aggregate principal amount of $850,000,000; (ii) refinancing and replacing the existing Class A Term Loans with new Class A Term Loans in an aggregate principal amount of $1,125,000,000; (iii) refinancing and replacing the existing Class B-2 Euro Term Loans with new Class B-2 Euro Term Loans in an aggregate principal amount of €545,245,518; and (iv) incurring incremental term loans in the form of Class B-4 Term Loans in an aggregate principal amount of $75,000,000.

The proceeds of loans under each replacement facility were used to replace or refinance the entire outstanding principal amount of loans under the existing facility that was replaced, and the proceeds of the incremental Class B-4 Term Loans, together with a portion of the proceeds of the Class B-2 Euro Term Loans in excess of the amount of the existing Class B-2 Euro Term Loans that were replaced, were used to prepay the amount of existing Class A Term Loans in excess of the amount of new Class A Term Loans.

The new Class A Term Loans will mature in full on July 9, 2023 and are required to be repaid in quarterly installments in an aggregate amount equal to 0.625% of the original principal amount of the Class A Term Loans for each of the first eight quarters following the effective date of the Amendment Agreement, 1.25% of the original principal amount of the Class A Term Loans for each of the subsequent eight quarters and 2.50% of the original principal amount of the Class A Term Loans for each of the subsequent three quarters, with the balance payable on July 9, 2023. The new Class B-2 Euro Term Loans will mature in full on October 4, 2023 and are required to be repaid in equal quarterly installments in an aggregate amount equal to 0.25% of the original principal amount of the Class B-2 Euro Term Loans, with the balance payable on October 4, 2023. The Class B-4 Term Loans will mature in full on October 4, 2023 and are required to be repaid in equal quarterly installments in an aggregate amount equal to 0.25252525% of the original principal amount of the Class B-4 Term Loans, with the balance payable on October 4, 2023. The new Tranche A Revolving Credit Facility matures on July 9, 2023.

The new Class A Term Loans and loans under the new Tranche A Revolving Credit Facility bear interest at a rate per annum equal to, at the election of Nielsen Finance, (i) a base rate or eurocurrency rate, plus (ii) an applicable margin determined by reference to the ratio of total net debt to consolidated EBITDA of the borrowers and their restricted subsidiaries, which varies from 0.25% to 1.00%, in the case of base rate loans, and from 1.25% to 2.00%, in the case of eurocurrency rate loans. The Class B-2 Euro Term Loans bear interest at a rate per annum equal to (i) a eurocurrency rate plus (ii) an applicable margin equal to 2.50%. The Class B-4 Term Loans bear interest at a rate per annum equal to, at the election of Nielsen Finance, (i) a base rate or eurocurrency rate, plus (ii) an applicable margin, which is equal to 2.00%, in the case of eurocurrency loans, or 1.00%, in the case of base rate loans.

The Amended and Restated Credit Agreement contains substantially the same affirmative and negative covenants as those of the Existing Credit Agreement, except the exceptions to the restrictions on restricted payments and investments that are determined by reference to the Total Leverage Ratio (as defined in the Amended and Restated Credit Agreement) were amended to increase the applicable limits.

Certain of the lenders under the Amendment Agreement, or their affiliates, have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory and other services in the ordinary course of business for the registrant and its affiliates, for which they have in the past and may in the future receive customary fees and commissions.

The foregoing descriptions of Amendment No. 4 and the Amendment Agreement do not purport to be complete and are qualified in their entirety by reference to Amendment No. 4 and the Amendment Agreement, which are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 4.1	Amendment No. 4, dated as of June 29, 2018, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

Exhibit 4.2	Amendment Agreement, dated as of June 29, 2018, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	Amendment No. 4, dated as of June 29, 2018, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

Exhibit 4.2	Amendment Agreement, dated as of June 29, 2018, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2018

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary